BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2012
BUSINESS COMBINATIONS
Schedule of settlement of total purchase consideration

Total purchase consideration	USD

Deposit fee the Company paid prior to the completion of the acquisition	8,220
Offset of the accounts receivable due from Coolsand	11,955
Issuance of ordinary shares	25,825
46,000

Schedule of allocation of the purchase price of the assets acquired based on their fair values
	Amount	Amortization Period
Acquired identifiable intangible assets
Baseband technologies	37,100	5 years
Goodwill	8,900
Total	46,000

Schedule of unaudited pro-forma information
	December 31,
	2011	2012
Pro-forma net revenues	308,189	412,676
Pro-forma net income	41,898	50,305
Earnings per ordinary share - Basic	0.16	0.19
Earnings per ordinary share - Diluted	0.15	0.18